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                                                                  Exhibit 10.32I
                              AMENDMENT NUMBER FIVE
                               TO GEOWORKS-TOSHIBA
                         CORPORATE TECHNOLOGY AGREEMENT

        This Amendment #5 ("AMENDMENT NO. 5") to the Corporate Technology Agreement entered March 17, 1993, is made and effective the 31st day of January, 2000 ("EFFECTIVE DATE") by and between Geoworks Corporation, a Delaware corporation whose principal address is 960 Atlantic Avenue, Alameda, California 94501 U.S.A. ("GEOWORKS"), and Toshiba Corporation, a corporation duly organized and existing under the laws of Japan, having its principal place of business at 1-1, Shibaura 1-chome, Minato-ku, Tokyo 105-8001, Japan ("TOSHIBA") .

RECITALS

        A. Geoworks and Toshiba entered into a Corporate Technology License Agreement effective as of March 17, 1993 (the "ORIGINAL AGREEMENT"), as amended by Amendment Number One effective as of June 30, 1994 ("AMENDMENT NO.1"), Amendment Number Two effective as of June 20, 1995 ("AMENDMENT NO.2"), Amendment Number Three effective as of September 29, 1995 ("AMENDMENT NO.3"), the ### Project Memorandum entered into in October 1995 (the "PROJECT OUTLINE"), the ###, the Addendum to Geoworks-Toshiba Corporate Technology Agreement effective December 1996 (the "ADDENDUM"), and Amendment Number Four effective as of June 30, 1999 ("AMENDMENT NO. 4"). Hereinafter the Original Agreement, Amendment No.1, Amendment No.2, Amendment No.3, ### and Amendment No 4, are collectively referred to as the "AGREEMENT".

        B. Geoworks and Toshiba now wish to amend the Agreement by extending the term thereof through June 30, 2002.

        C. The Parties wish to further amend the Agreement by having Toshiba pay Geoworks a non-refundable paid up license and royalty of US ###. Thereafter, Toshiba will pay Geoworks ### within the new extended term of this Agreement, now June 30, 2002.

        D. The Parties wish further to agree to include in the price Geoworks' responsibility concerning 10% income taxes which may become due and payable under the Japanese tax laws.

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                               A M E N D M E N T S

1. Term and Extension. The term of the Agreement is extended to June 30, 2002. Geoworks will agree to extend the term of the Agreement beyond June 30, 2002 if Toshiba requires an extension in order to meet the initial ### shipment quota below.

2. Non-Refundable Paid Up License & Royalty. The parties agree that the Agreement covers ###. The parties agree that Toshiba will pay Geoworks a non-refundable paid up license and royalty of ###. Thereafter, Toshiba will pay Geoworks ### manufactured and shipped by June 30, 2002, or any mutually agreed extension.

3. Intellectual Property. Geoworks is the owner of U.S. Patent No. 5,327,529 entitled "Process of Designing User's Interfaces for Application Programs" and corresponding Japanese Patent No. 2,794,339 ("the Flex UI Patents"). Toshiba wishes to have a license under the Flex UI Patents to cover the ### device units. Geoworks hereby grants Toshiba a non-exclusive, worldwide license under the Flex UI Patents to make, have made, offer for sale, sell, distribute and import Toshiba's ### devices with user agents for use with content from licensed WAP sites and licensed WAP servers. Toshiba ### devices containing user agents licensed under this paragraph 3 may be used with content from licensed WAP sites and served by licensed WAP servers.

4. Taxes Included. The parties agree that if Geoworks pays or has withheld taxes due to Japanese tax authorities under the reduced withholding income tax rate (10%), then Toshiba has included 10% in the license and royalty price in #2 above for the paid up license and royalty ### on the ### device units. If Toshiba ships more than ### device units the parties agree that the license and royalty of ### on additional devices shipped thereafter includes the 10% tax.

        IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date written above.

GEOWORKS                                     TOSHIBA

------------------------------               --------------------------------
Signature                                    Signature
Donald G. Ezzell                             Wasai Hiromichi
General Counsel                              Vice President
Geoworks Corporation                         Mobile Computing Division

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